EXHIBIT 99.4

BreitBurn Energy Partners L.P.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

PRO FORMA COMBINED BALANCE SHEET AS OF MARCH 31, 2007

PRO FORMA COMBINED STATEMENTS OF OPERATIONS FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2007 AND
FOR THE YEAR ENDED DECEMBER 31, 2006

BreitBurn Energy Partners L.P. and Subsidiaries
Unaudited Pro Forma Combined Balance Sheets
As of March 31, 2007

	BreitBurn Energy				Pro Forma
	Partners L.P.	Vulcan Energy	BEP I	(a)(b)	As adjusted
	March 31,	March 31,	March 31,	Pro Forma	March 31,
Thousands of dollars	2007	2007	2007	Adjustment	2007
ASSETS
Current assets:
Cash and cash equivalents	$484	$4,850	$-	$(4,850)	$484
				222,000	-
				(222,000)	-
Accounts receivable, net	11,208	5,700	2,674	(5,841)	13,741
Non-hedging derivative instruments	-	255	-	(255)	-
Related party receivables	1,403	-	-	105	1,508
Inventory	-	3,769	-	6,764	10,533
Prepaid expenses	109	689	117	(675)	240
Intangibles - current portion	-	-	-	1,023	1,023
Other current assets	85	5	-	71	161
Total current assets	13,289	15,268	2,791	(3,658)	27,690
Investments	223	-	-	-	223
Property, plant and equipment
Oil and gas properties	235,732	42,089	41,481	107,521	426,823
Land	-	-	-	-	-
Buildings	-	88	-	(88)	-
Non-oil and gas assets	591	-	-	672	1,263
	236,323	42,177	41,481	108,105	428,086
Accumulated depletion and depreciation	(21,513)	(10,053)	(3,357)	13,410	(21,513)
Net property, plant and equipment	214,810	32,124	38,124	121,515	406,573
Other long-term assets
Intangible assets	-	-	-	2,354	2,354
Commodity Contracts	-	394	-	(394)	-
Other long-term assets	251	492	-	(492)	251
Total assets	$228,573	$48,278	$40,915	$119,325	$437,091
LIABILITIES AND PARTNERS' EQUITY
Current liabilities:
Accounts payable	$4,124	$16	$2,429	$(1,321)	$5,248
Book overdraft	400	-	-	227	627
Non-hedging derivative instruments	1,784	-	11,703	(11,703)	1,784
Related party payables	5,068	-	1,116	(651)	5,533
Due to Provident	-	-	-	-	-
Distributions payable	-	-	-	-	-
Accrued liabilities	3,303	3,582	-	(2,313)	4,572
Total current liabilities	14,679	3,598	15,248	(15,761)	17,764
Long-term debt	30,100	8,000	-	(29,883)	8,217
Long-term related party payables	1,420	-	-	-	1,420
Deferred income taxes	4,206	-	-	-	4,206
Asset retirement obligation	10,717	4,805	158	(536)	15,144
Non-hedging derivative instruments	3,970	-	-	-	3,970
Other long-term liability	-	-	402	-	402
Total liabilities	65,092	16,403	15,808	(46,180)	51,123
Minority interest	-	-	-	487	487
Commitments and contingencies
Partners' equity
Predecessor equity	-	31,875	36,442	(68,317)	-
Public common unitholders	111,039	-	-	222,000	333,039
Affiliated common unitholders	49,901	-	-	-	49,901
Accumulated OCI	-	-	(11,703)	11,703	-
General partner interest	2,541	-	368	(368)	2,541
Total liabilities and partners' equity	$228,573	$48,278	$40,915	$119,325	$437,091

(a) (b) See Note 2 - "Pro Forma Adjustments to the Unaudited Pro Forma Combined Balance Sheet"

BreitBurn Energy Partners L.P. and Subsidiaries
Unaudited Pro Forma Combined Statements of Operations
For the Three Months Ended March 31, 2007

	BreitBurn Energy	Calumet	BEP I	Pro Forma		BreitBurn Energy Partners
	Partners	Assets	Interests	Adjustments		L.P.
Thousands of dollars, except per unit amounts	L.P.	Historical	Historical	(1)		Pro Forma

Revenues and other income items:
Oil, natural gas and natural gas liquid sales	$21,389	$9,791	$4,314	$(65)	(a)	$35,429
Gain/(Loss) on derivative instruments	(6,668)	4,851	-	-		(1,817)
Hedge losses	-	-	(3,024)	3,024	(b)	-
Other revenue, net	241	-	-	-		241
Total revenues and other income items	14,962	14,642	1,290	2,959		33,853
Operating costs and expenses:
Operating costs	8,692	5,249	1,840	-		15,781
Depletion, depreciation and amortization	3,087	1,257	202	1,704	(c)	6,250
General and administrative expenses	7,503	359	37	(296)	(d)	7,603
Total operating costs and expenses	19,282	6,865	2,079	1,408		29,634

Operating income (loss)	(4,320)	7,777	(789)	1,551		4,219

Interest and other financing costs, net	498	114	-	(114)	(e)	498
Other expenses, net	35	-	1	-		36
Total other expense	533	114	1	(114)		534

Income (loss) before taxes and minority interest	(4,853)	7,663	(790)	1,665		3,685

Income tax expense (benefit)	(97)	-	-	-		(97)
Minority interest	-	-	-	13	(f)	13
Net income (loss)	$(4,756)	$7,663	$(790)	$1,652		$3,769

General Partner's interest in net income (loss)	(95)			131	(g)	36

Net income (loss) available to common unitholders	$(4,661)			$1,521		$3,733

Basic net income (loss) per unit	$(0.21)					$0.13
Diluted net income (loss) per unit	$(0.21)					$0.13
Weighted average number of units used to calculate
Basic net income per unit	21,975,758					29,006,002
Diluted net income per unit	21,975,758					29,114,145

(1) See Note 3 - "Pro Forma Adjustments to the Unaudited Consolidated Statement of Operations"

BreitBurn Energy Partners L.P. and Subsidiaries
Unaudited Pro Forma Combined Statements of Operations
For the Year Ended December 31, 2006

Thousands of dollars, except per unit amounts	Predecessor BreitBurn Energy Company L.P. Historical (a)	BreitBurn Energy Company L.P. Retained Operations (a)	Successor BreitBurn Energy Partners L.P. Historical (b)	Sub-Total BreitBurn Energy Partners L.P. Pro Forma Pre Acquisitions

Revenues and other income items:
Oil, natural gas and natural gas liquid sales	$110,329	$(39,093)	$18,452	$89,688
Gain/(Loss) on derivative instruments	2,291	1,179	882	4,352
Hedge losses	-	-	-	-
Gain on sale of assets	-	-	-	-
Other revenue, net	923	23	170	1,116
Total revenues and other income items	113,543	(37,891)	19,504	95,156
Operating costs and expenses:
Operating costs	34,893	(13,454)	7,159	28,598
Depletion, depreciation and amortization	10,554	(3,084)	2,488	9,958
Depreciation of non-oil and gas assets	349	(342)	18	25
General and administrative expenses	18,046	(6,924)	7,852	18,974
Total operating costs and expenses	63,842	(23,804)	17,517	57,555

Operating income (loss)	49,701	(14,087)	1,987	37,601

Interest and other financing costs, net	2,651	(731)	72	1,992
Other expenses, net	528	(146)	84	466
Total other expense	3,179	(877)	156	2,458

Income (loss) before taxes and minority interest	46,522	(13,210)	1,831	35,143

Income tax expense (benefit)	90	115	(40)	165
Minority interest	(1,039)	-	-	(1,039)

Net income (loss) before change in accounting principle	47,471	(13,325)	1,871	36,017

Cumulative effect of change in accounting principle	577	(216)	-	361

Net income (loss)	$48,048	$(13,541)	$1,871	$36,378

General Partner's interest in net income (loss)	-	-	37	37

Net income (loss) available to common unitholders	$48,048	$(13,541)	$1,834	$36,341

Basic net income (loss) per unit	$0.27		$0.08	$1.65
Diluted net income (loss) per unit	$0.27		$0.08	$1.65
Weighted average number of units used to calculate
Basic net income per unit	179,795,294		21,975,758	21,975,758
Diluted net income per unit	179,795,294		22,018,908	22,018,908

(a)	From January 1 to October 9, 2006.

(b)	From October 10 to December 31, 2006.

BreitBurn Energy Partners L.P. and Subsidiaries
Unaudited Pro Forma Combined Statements of Operations
For the Year Ended December 31, 2006

Thousands of dollars, except per unit amounts	Sub-Total BreitBurn Energy Partners L.P. Pro Forma Pre Acquisitions	Calumet Assets Historical	BEP I Interests Historical	Pro Forma Adjustments (1)		Total BreitBurn Energy Partners L.P. Pro Forma Post Acquisitions

Revenues and other income items:
Oil, natural gas and natural gas liquid sales	$89,688	$38,426	$21,147	$(317	) (a)	$148,944
Gain/(Loss) on derivative instruments	4,352	(4,672)	-	-		(320)
Hedge losses	-	-	(15,519)	15,519	(b)	-
Gain on sale of assets	-	-	-	-		-
Other revenue, net	1,116	-	-	-		1,116
Total revenues and other income items	95,156	33,754	5,628	15,202		149,740
Operating costs and expenses:
Operating costs	28,598	16,542	4,800	-		49,940
Depletion, depreciation and amortization	9,958	4,102	866	8,385	(c)	23,311
Depreciation of non-oil and gas assets	25	-	-	-		25
General and administrative expenses	18,974	1,657	40	(1,407	) (d)	19,264
Total operating costs and expenses	57,555	22,301	5,706	6,978		92,540

Operating income (loss)	37,601	11,453	(78)	8,224		57,200

Interest and other financing costs, net	1,992	303	-	(303	) (e)	1,992
Other expenses, net	466	-	(9)	-		457
Total other expense	2,458	303	(9)	(303)		2,449

Income (loss) before taxes and minority interest	35,143	11,150	(69)	8,527		54,751

Income tax expense (benefit)	165	-	-	-		165
Minority interest	(1,039)	-	-	129	(f)	(910)

Net income (loss) before change in accounting principle	36,017	11,150	(69)	8,398		55,496

Cumulative effect of change in accounting principle	361	-	-	-		361

Net income (loss)	$36,378	$11,150	$(69)	$8,398		$55,857

General Partner's interest in net income (loss)	37	-	-	297	(g)	334

Net income (loss) available to common unitholders	$36,341	$11,150	$(69)	$8,101		$55,523

Basic net income (loss) per unit	$1.65					$1.91
Diluted net income (loss) per unit	$1.65					$1.91
Weighted average number of units used to calculate
Basic net income per unit	21,975,758					29,006,002
Diluted net income per unit	22,018,908					29,049,152

(1)	See Note 3 - "Pro Forma Adjustments to the Unaudited Consolidated Statement of Operations"

BreitBurn Energy Partners L.P.
Notes to the Unaudited Pro Forma Combined Financial Statements

1.	General

BreitBurn Energy Partners L.P. (the “Partnership”) is a Delaware limited partnership formed in March 2006 to acquire certain oil and gas properties from BreitBurn Energy Company L.P. (“BEC LP”). On October 10, 2006, formation transactions including the capital contribution of oil and gas properties to the Partnership by BreitBurn Energy Company L.P. and the closing of the initial public offering of Partnership units were consummated and effective.

The accompanying unaudited pro forma combined financial statements and related notes give effect to the acquisitions by the Partnership of the oil and gas producing properties and related assets of Calumet Florida, L.L.C. (“Calumet” or “Calumet Assets”), a wholly owned subsidiary of Vulcan Resources Florida, Inc. (“Vulcan”) and BreitBurn Energy Partners I, L.P. (“BEPI”). For the periods presented, substantially all of Vulcan’s assets were owned and operated by Calumet.

The unaudited pro forma combined balance sheet of the Partnership has been presented as if the acquisitions had occurred on March 31, 2007.

The unaudited pro forma combined statements of operations have been presented as if the acquisitions had occurred on January 1, 2006.

On the unaudited pro forma combined statement of operations for the year ended December 31, 2006, the column entitled “Predecessor, BreitBurn Energy Company L.P. Historical”, includes operating results attributable to all of the properties operated by the Partnership’s predecessor for the period January 1, 2006 to October 9, 2006, prior to the closing of the initial public offering of the Partnership on October 10, 2006. The column entitled “BreitBurn Energy Company L.P., Retained Operations” removes the operating results from the prior column for the period January 1, 2006 through October 9, 2006 for the properties that were retained by BEC LP and not transferred to the Partnership. The column entitled “Successor BreitBurn Energy Partners, L.P. Historical” includes operating results for the period from October 10, 2006 through December 31, 2006, for the properties that were transferred to the Partnership. The sum of these three columns in the sub-total column represents the 2006 pro forma operating results for the period January 1, 2006 through December 31, 2006 attributable to the properties that were transferred from BEC LP to the Partnership on its formation on October 10, 2006.

Pro forma data is based on currently available information and certain estimates and assumptions as explained in the notes to the unaudited pro forma combined financial statements. Pro forma data is not necessarily indicative of the financial results that would have been attained had the acquisitions occurred on January 1, 2006 or March 31, 2007, respectively. As actual adjustments may differ from the pro forma adjustments, the pro forma amounts presented should not be viewed as indicative of operations in future periods. The accompanying unaudited pro forma combined financial statements of the Partnership should be read in conjunction with the Partnership’s Quarterly Report on Form 10-Q for the three months ended March 31, 2007 and Annual Report on Form 10-K for the year ended December 31, 2006, incorporated herein by reference.

BreitBurn Energy Partners L.P.
Notes to the Unaudited Pro Forma Combined Financial Statements

2.	Adjustments to the Unaudited Pro Forma Combined Balance Sheet

Pro forma adjustments to the Unaudited Consolidated Balance Sheet detailed in the tables below reflect the purchase price allocations for the Calumet Assets and the BEP I Limited Partner interests acquired by the Partnership. Additional footnotes have been presented to identify the financing arrangements applicable to each acquisition.

The following are is the preliminary allocations based on cash paid plus accrued liabilities for the Calumet Assets and the BEPI limited Partner interests acquired:

	Calumet Assets	BEPI
Cash	$107,354	$92,323
Estimated transaction costs	400	40
Total purchase price	$107,754	$92,363

(a) The detailed allocation of the purchase price for the Calumet Assets and BEPI was based on the relative fair values of the assets and liabilities acquired and are as follows (in thousands):

Certain of the current assets and liabilities are a different value than March 31, 2007 because fair values were measured as of the acquisition date.

The Partnership did not acquire certain assets, liabilities, derivative instruments, or related party activity.

The intangible asset represents a three-year sales contract with certain fixed sales prices.
	Calumet Assets	BEPI
Inventory	$10,533	$-
Current assets	-	2,709
Intangible assets (contracts)	3,377	-
Oil and gas properties	97,792	92,916
Non oil and gas assets	672	-
Accounts Payable and other liabilities	(777)	(398)
Asset retirement obligation	$(3,843)	(582)
	$107,754	$92,363

(b) On May 24, 2007 the Partnership issued 4,062,500 common units to third party investors at $32.00 per unit for total proceeds of $130 million. Proceeds of $107.8 million from the issuance were used to fund the purchase of the Calumet Assets. The remaining proceeds of $22.2 million were used to pay down debt.

(c) On May 25, 2007 the Partnership issued 2,967,744 common units to third party investors at $31.00 per unit for total proceeds of $92 million. Proceeds of $82 million from the issuance were used to fund the purchase of the BreitBurn Energy Partners I, L.P. limited partner interests. As part of the transaction, the Partnership used the remaining $10 million of proceeds and $0.4 million in incremental borrowings to terminate $10.4 million of existing hedge contracts related to future production from the BEPI partnership.

BreitBurn Energy Partners L.P.
Notes to the Unaudited Pro Forma Combined Financial Statements

3.	Adjustments to the Unaudited Pro Forma Combined Statements of Operations

Methods of allocations for predecessor historical periods - Where possible, specific identification was used to allocate revenues (e.g., oil, gas, and NGL sales and realized and unrealized gains and losses on financial derivative instruments) and expenses (e.g., operating costs) to the Partnership’s properties and to properties retained by BEC LP. Other operating revenues and costs that could not be identified to a specific property were allocated based on the following criteria: (1) allocation by percentage of production (e.g., October 2006 realized and unrealized gains and losses on financial derivative instruments, general and administrative expenses, etc.), and (2) allocation by percentage of operating, approved, and obligatory expenses (e.g., other income and expense, etc). Management believes that these allocation methods provide a reasonable basis for apportioning the relative costs associated with the Partnership and BEC LP.

The unaudited pro forma combined statements of operations have been adjusted to:

(a) Deduct a 1.5% overriding royalty interest provided to the seller as part of the BEPI acquisition.

BEPI - January 1, 2006 through December 31, 2006, $0.317 million
BEPI - January 1, 2007 through March 31, 2007, $65 thousand

(b) Reverse historical hedge losses attributable to the hedge contracts that were not acquired as part of the BEPI transaction. However, BEPI did enter into similar contracts subsequent to the purchase gains and losses to be recognized in the future for these contracts have not been reflected in these proforma financial statements.

BEPI - January 1, 2006 through December 31, 2006, $15.519 million
BEPI - January 1, 2007 through March 31, 2007, $3.024 million

(c) Record incremental depletion, depreciation and accretion expense related to the step up in the values of the acquired, depletable and depreciable assets and asset retirement obligation as well as an adjustment for changing the Calumet Assets from the full cost method of accounting to the successful efforts method of accounting.

Calumet Assets - January 1, 2006 through December 31, 2006, $3.126 million
Calumet Assets - January 1, 2007 through March 31, 2007, $0.471 million
BEPI - January 1, 2006 through December 31, 2006, $3.974 million
BEPI - January 1, 2007 through March 31, 2007, $0.912 million

Record incremental amortization expense for the intangible asset acquired related to a three year sales contract as follows:

Calumet - January 1, 2006 through December 31, 2006, $1.285 million
Calumet - January 1, 2007 through March 31, 2007, $0.321 million

(d) Reverse historical G&A attributable to Vulcan/Calumet management not acquired in the Calumet Acquisition.

Calumet Assets - January 1, 2006 through December 31, 2006, $1,407 million
Calumet Assets - January 1, 2007 through March 31, 2007, $0.296 million

(e) Reverse historical interest expense net of interest income to reflect the issuance of partnership units to effect the transaction as discussed in Note 3(b) above.

Calumet Assets - January 1, 2006 through December 31, 2006, $0.303 million
Calumet Assets - January 1, 2007 through March 31, 2007, $0.114 million

(f) Record a deduction for the BEP I GP minority interest

BEPI - January 1, 2006 through December 31, 2006, $0.129 million
BEPI - January 1, 2007 through March 31, 2007, $13 thousand

(g) Deduct net income (loss) to reflect the Partnership’s general partner 1.5% interest in the Partnership.

BEPI - January 1, 2006 through December 31, 2006, $0.168 million
BEPI - January 1, 2007 through March 31, 2007, $0.019 million
Calumet Assets - January 1, 2006 through December 31, 2006, $0.129 million
Calumet Assets - January 1, 2007 through March 31, 2007, $0.112 million

BreitBurn Energy Partners L.P.
Notes to the Unaudited Pro Forma Combined Financial Statements

4.	Supplemental Oil and Gas Information (Unaudited)

The following tables set forth certain unaudited pro forma information regarding estimates of the Partnership’s proved crude oil and natural gas reserves for the year ended December 31, 2006, giving effect to the two acquisitions as if they had occurred on January 1, 2006. Because oil reserve estimates are inherently imprecise and require extensive judgments of reservoir engineering data, they are generally less precise than estimates made in conjunction with financial disclosures.

	BreitBurn Energy Partners, L.P.		Calumet Asset Acquisition	BEPI		BreitBurn Energy Partners, L.P.
	2006		2006	2006 (a)		Pro Forma 2006
	Oil	Gas	Oil	Oil	Gas	Oil	Gas
Proved Reserves	MBbl	MMcf	MBbl	MBbl	MMcf	MBbl	MMcf
Beginning Balance	-	-	9,701	16,218	1,286	25,919	1,286
Contributions from Predecessor	30,408	4,270	-	-	-	30,408	4,270
Revision of Previous Estimates (b)	-	-	(603)	205	(613)	(398)	(613)
Extensions, Discoveries and Additions	-	-	-	-	-	-	-
Improved Recovery	-	-	-	-	-	-	-
Purchase of Reserves In-Place	-	-	-	-	-	-	-
Sale of Reserves In-Place	-	-	-	-	-	-	-
Production	(366)	(80)	(702)	(356)	(25)	(1,424)	(105)
Ending Balance	30,042	4,190	8,396	16,067	648	54,505	4,838

Proved Developed Reserves
Beginning Balance	-	-	7,854	9,671	1,118	17,525	1,118
Ending Balance	27,786	4,190	7,504	9,481	560	44,771	4,750

(a)	Includes 1% minority interest of General Partner that was not purchased by BBEP. Excludes a 1.5% overriding royalty interest provided to the seller.
(b)	Total changes due Technical Revisions and Economic Factors (i.e., Prices, Differentials, Operating Expenses, etc.)

BreitBurn Energy Partners L.P.
Notes to the Unaudited Pro Forma Consolidated Financial Statements

Summarized in the following tables is information for the Partnership’s unaudited pro forma standardized measure of discounted cash flows relating to proved reserves as of December 31, 2006, giving effect to the two acquisitions. The standardized measure of discounted future net cash flows was determined based on the economic conditions in effect at the end of the years presented, except in those instances where fixed and determinable gas price escalations are included in contracts. The disclosures below do not purport to present the fair market value of the Partnership’s oil and gas reserves. An estimate of the fair market value would also take into account, among other things, the recovery of reserves in excess of proved reserves, anticipated future changes in prices and costs, a discount factor more representative of the time value of money, and risks inherent in reserve estimates. The pro forma standardized measure of discounted future net cash flows is presented as follows:

	BreitBurn Energy Partners, L.P.	Calumet Asset Acquisition	BEPI	BreitBurn Energy Partners, L.P.
	2006	2006	2006 (a)	Pro Forma 2006

Future Cash Inflows	$1,572,245	$372,453	$883,648	$2,828,346
Future Development Costs	(126,171)	(19,093)	(29,837)	(175,101)
Future Production Expense (b)	(788,287)	(228,798)	(334,840)	(1,351,925)
Future Income Tax Expense	-	-	-	-
Future Net Cash Flows	657,787	124,562	518,971	1,301,320
Discounted at 10% per year	(345,288)	(45,840)	(357,594)	(748,722)
Standardized Measure of Discounted Future Net Cash Flows	$312,499	$78,722	$161,377	$552,598

(a)	Includes 1% minority interest of General Partner that was not purchased by BBEP. Excludes a 1.5% overriding royalty interest provided to the seller.
(b)	Includes Production & Ad Valorem Taxes plus Operating Expenses

BreitBurn Energy Partners L.P.
Notes to the Unaudited Pro Forma Consolidated Financial Statements

The following table set forth unaudited pro forma information for the principal sources of changes in the standardized measure of discounted future net cash flows for the year ended December 31, 2006, giving effect to the two acquisitions.

	BreitBurn Energy Partners, L.P.	Calumet Asset Acquisition	BEPI	BreitBurn Energy Partners, L.P.
	2006	2006	2006 (a)	Pro Forma 2006

Beginning Balance	$-	$159,930	$176,098	$336,028
Contribution from Predecessor	323,792	-	-	323,792
Sales, net of production expense	(11,293)	(21,885)	(16,347)	(49,525)
Net change in sales & transfer prices, net of production expense	-	(60,508)	(33,770)	(94,278)
Previously estimated development costs incurred during year	-	2,904	7,784	10,688
Changes in estimated future development costs	-	3,707	16,628	20,335
Extensions, discoveries & improved recovery, net of costs	-	-	-	-
Purchase of reserves in-place	-	-	-	-
Sale of reserves in-place	-	-	-	-
Revision of quantity estimates & timing of estimated production	-	(21,419)	(6,626)	(28,045)
Accretion of discount	-	15,993	17,610	33,603
Net change in income taxes	-	-	-	-
Ending Balance	$312,499	$78,722	$161,377	$552,598

(a)	Includes 1% minority interest of General Partner that was not purchased by BBEP. Excludes a 1.5% overriding royalty interest provided to the seller.